                                                                  EXHIBIT 10.30

                                                                    ANNEX A to
                                                                    APPENDIX 2

                  REGULATORY AND TECHNICAL CONDITIONS PRECEDENT


The conditions precedent set forth in this Annex A to availability of funding under the Credit Agreement fall into two areas, regulatory and technical. Availability under the Credit Agreement will occur during the following four stages:

Stage 1:                   January 1, 1998       ($350,000,000)
Stage 2:                   April 1, 1998         ($200,000,000)
Stage 3:                   August 1, 1998        ($200,000,000)
Stage 4
(Post-Commercial
Activation):               October 1, 1998       ($250,000,000)

If the Company and its contractors satisfy all conditions precedent to funding for a particular stage, amounts up to the specified amount for such stage can be drawn down in one or more Borrowings under the Credit Agreement. All conditions precedent are treated on a cumulative basis within each stage. The dates specified above are merely the dates by which it is anticipated that such conditions will be satisfied.

The first three stages above are tied to certain planned regulatory accomplishments and the timing of specific milestones within various project contracts. Examples of such contracts include the Space System Contract, the Terrestrial Network Development Contract, and billing system, ICRS interworking unit, control system and other contracts. The Independent Technical Advisor, Arthur D. Little, Inc., has divided the technical milestones into seven categories within each of the three stages. Specific milestones/technical tests (described as "phase tests") are discussed below within each stage. The fourth stage above is tied to certain planned regulatory accomplishments following Commercial Activation.

The following paragraphs detail the specific regulatory and technical conditions precedent that are required to be satisfied in order to draw funds under the Credit Agreement at each stage.



                              Annex A to Appendix 2

STAGE 1 - $350 MILLION AVAILABILITY ON OR ABOUT JANUARY 1, 1998


Regulatory Conditions Precedent:

The Company will need to obtain the Stage 1 regulatory approvals as required by Attachment 3.

Technical Conditions Precedent:

Category 1                 Constellation Implementation

Milestones 38-39 have been successfully achieved in the Space System Contract.

There are at least 33 operational satellites in mission orbit, and the following specific tests (details of which can be found within the Satcom test documentation) have been successfully completed:

Phase 0 Testing:           First Flight -- Basic command and control of
                           satellites demonstrated, including successful testing of secondary and feeder links.

Phase B Testing:           L-Band capability demonstrated, allowing on-orbit
                           testing of L-Band functionality and performance, and hand-offs between beams and channels in a satellite.

Phase A/C Testing:         Satellite cross-link, feeder-link and routing are
                           functional and successfully tested.

Phase D/E Testing:         Demonstration that the Iridium Subscriber Unit (ISU)
                           can establish a voice call through the constellation and hold a conversation (basic telephony) with an engineering gateway, and that the IRIDIUM system can also support cross-link and hand-offs between satellites.

Attachment 1 provides a graphical presentation of the "phase tests" embodied within this category.


Category 2                 Gateway Implementation

Milestones 4-5 have been successfully achieved in the Terrestrial Network Development Contract.

Gateway designs are verified with release 1.0 hardware and software in an engineering gateway.


                              Annex A to Appendix 2

Release 1.0 hardware is installed and operating using test software in the Iridium North America (INA) Gateway.


Category 3   Systems Control Segment

The Master Control Facility is fully operational for satellite launch and control using version 3.5 of system control software.


Category 4   Iridium Business Support Systems (IBSS)

Version 1.0 of the IBSS (comprising IBS 1.0 and GBS 0.9), supporting basic telephony services, has been developed and product tested.


Category 5   Iridium Interoperability Unit (IIU)

IIU 2.0 acceptance test successfully completed at Aldiscon Lab.


Category 6   Iridium Subscriber Units (ISUs) and Message Termination Devices
             (MTDs)

Prototype, non-miniaturized ISUs and MTDs are available for testing the IRIDIUM network.


Category 7   Voice, Messaging and ICRS Testing and Demonstration Program

This category encompasses demonstrations of the release 1.0 of the Company's basic service offerings -- voice telephony of adequate quality via satellite, as well as Iridium Cellular Roaming Services (ICRS).

Early-stage demonstration utilizing on-orbit satellites, an engineering gateway and prototype ISUs of satellite-based voice telephony including call set-up, satellite cross-links, and hand-offs between satellites. No interconnection between the engineering gateway and PSTN is required.

Early-stage, laboratory-based demonstration of messaging capability consisting of two parts: (1) the ability of an engineering gateway to accept and process messages up to the Message Termination Controller interface; and (2) the ability to deliver a simulated message from an on-orbit satellite to a prototype MTD. Neither of the above requires the use of the Message Termination Controller.



                              Annex A to Appendix 2

Simulations, updated as appropriate with pertinent test results, have been completed that demonstrate that the IRIDIUM network design provides planned level of capacity in accordance with the Iridium Business Plan (Version 2.0, March 31, 1997).



                              Annex A to Appendix 2

STAGE 2 - $200 MILLION AVAILABILITY ON OR ABOUT APRIL 1, 1998


Regulatory Conditions Precedent:

The Company will need to obtain the Stage 2 regulatory approvals as required by Attachment 3.


Technical Conditions Precedent:


Category 1   Constellation Implementation

Milestone 42 has been successfully achieved in the Space System Contract.

There are at least 44 operational satellites in mission orbit, and the following specific test (details of which can be found within the Satcom test documentation) has been successfully completed:

Phase F Testing:           There are multiple engineering gateways available for
                           testing with network management functionality available.


Category 2   Gateway Implementation

Milestone 6 has been successfully achieved in the Terrestrial Network Development Contract.

At least three gateways are installed, functional and pass conditional acceptance for release 1.0 service.


Category 3   Systems Control Segment

The Master Control Facility integration and tests are successfully completed for all facility functions.


Category 4   Iridium Business Support Systems (IBSS)



                              Annex A to Appendix 2

Version 1.5 of the IBSS (comprising IBS 1.5 and GBS 1.0), supporting basic and planned supplementary telephony, messaging and ICRS services, has been successfully developed and product tested.


Category 5   Iridium Interoperability Unit (IIU)

IIU is installed, functional and successfully tested.


Category 6   Iridium Subscriber Units (ISUs) and Message Termination Devices
             (MTDs)

Full functionality ISUs and MTDs are available for testing (miniaturization not required).


Category 7   Voice, Messaging and ICRS Testing and Demonstration Program

Satellite-based voice telephony of adequate quality and messaging demonstrated utilizing on-orbit satellites, multiple gateways, and fully functional ISUs and MTDs (miniaturization not required).

Link margin level tests (i.e., strength of signal to the ISU/MTD from the satellite) have been successfully completed, and the results comply with specifications.

A successful ICRS demonstration of roaming among the IRIDIUM network, GSM and IS-41 protocol networks, using signalling network simulators, has been completed.




                              Annex A to Appendix 2

STAGE 3 - $200 MILLION AVAILABILITY ON OR ABOUT AUGUST 1, 1998


Regulatory Conditions Precedent:

The Company will need to obtain the Stage 3 regulatory approvals as required by Attachment 3.


Technical Conditions Precedent:


Category 1   Constellation Implementation

Milestones 46 and 47 have been successfully achieved in the Space System
Contract.

The constellation is ready to support commercial service (at least 65 operational satellites in mission orbit), and the following specific tests (details of which can be found within the Satcom test documentation) have been successfully completed:

Phase G Testing:                    The Iridium network successfully interfaces
                                    with the Iridium Business System (record, rate & bill calls).

Phase H Testing:                    The Iridium network can send and receive
                                    pages, as well as voice mailbox
                                    functionality. There is upgraded network management capability, as well as resource management capability for the paging function.


Category 2   Gateway Implementation

Milestones 7-9 have been successfully achieved in the Terrestrial Network Development Contract.

At least seven gateways are deployed and commissioned by the Company (only four offering messaging services).


Category 3   Systems Control Segment

The Systems Control Segment, including the Backup Control Facility, is fully operational.




                              Annex A to Appendix 2

Category 4    Iridium Business Support Systems (IBSS)

IBSS is deployed and operational at the Master Control Facility (IBS) and the operational gateways (GBS).


Category 5    Iridium Interoperability Unit (IIU)

IIU interconnected and tested with at least one IS-41 and one GSM cellular network.


Category 6    Iridium Subscriber Units (ISUs) and Message Termination Devices
              (MTDs)

Final manufacturable forms of the handset and pager (function and form) are available.


Category 7    Voice, Messaging and ICRS Testing and Demonstration Program

Satellite-based voice telephony of adequate quality, satellite-based messaging with at least four gateways, and ICRS are fully functional.

Voice subscriber trials have commenced and are working satisfactorily.

Simulations, updated as appropriate with pertinent test results, have been completed that demonstrate that the IRIDIUM network as completed provides planned level of capacity in accordance with the Iridium Business Plan (Version 2.0, March 31, 1997).


Attachment 2 is a chart that summarizes the technical conditions precedent for the Credit Agreement.




                              Annex A to Appendix 2

                                                                ATTACHMENT 2 to
                                                                  ANNEX A to
                                                                  APPENDIX 2


TECHNICAL CONDITIONS PRECEDENT CHART


                                    STAGE 1                         STAGE 2                          STAGE 3
        CATEGORY                TESTS/MILESTONES                TESTS/MILESTONES                TESTS/MILESTONES
                              (FIRST $350 MILLION)             (NEXT $200 MILLION)             (NEXT $200 MILLION)
                              --------------------            --------------------             -------------------


1.     CONSTELLATION      Milestones 38 and 39            Milestone 42 completed           Milestones 46 and 47
       IMPLEMENTATION     completed (per SSC); at         (per SSC); at least 44           completed (per SSC);
                          least 33 operational            operational satellites in        constellation ready to
                          satellites in mission orbit     mission orbit                    support commercial service
                                                                                           (at least 65 operational
                                                                                           satellites in mission orbit)

                          Phase 0, B, D/E & A/C           Phase F testing completed        Phase G & H testing
                          testing completed                                                completed

2.     GATEWAY            Milestones 4 and 5 (per         Milestone 6 completed (per       Milestones 7, 8 and 9 (per
       IMPLEMENTATION     TNDC) completed; gateway        TNDC); at least 3 gateways       TNDC) completed; at least
                          design verified with release    installed, functional and        7 gateways deployed and
                          1.0 hardware and software       pass conditional acceptance      commissioned (only 4
                          in an engineering gateway;      for release 1.0 service          offering messaging
                          release 1.0 hardware                   `                         services)
                          installed and operating
                          using test software
                          in INA Gateway

3.     SYSTEMS CONTROL    Master Control Facility for     Master Control Facility          Systems Control Segment,
       SEGMENT            satellite launch and control    integration and tests            including Backup Control
                          using version 3.5 of system     completed for all facility       Facility, fully operational
                          control software                functions

4.     IRIDIUM BUSINESS   IBSS version 1.0 developed      IBSS version 1.5                 IBSS deployed and
       SUPPORT SYSTEMS    and product tested              successfully developed and       operational at Master
       (IBSS)                                             product tested                   Control Facility and
                                                                                           operational gateways

5.     IRIDIUM            IIU 2.0 acceptance test         IIU installed, functional and    IIU interconnected with at
       INTEROPERABILITY   successfully completed at       successfully tested at INA       least one IS-41 and one
        UNIT (IIU)        Aldiscon lab                    Gateway                          GSM cellular network

6.     IRIDIUM            Prototypes, non-                Full functionality               Final manufacturable forms
       SUBSCRIBER UNIT    miniaturized available for      subscriber units available       of subscriber units (function
       AND MESSAGE        testing IRIDIUM network         for testing (miniaturization     and form) available
       TERMINATION                                        not required)
       DEVICE




                              Annex A to Appendix 2

7.     VOICE, MESSAGING   Early demonstration of          Satellite-based voice         Satellite-based voice
       AND ICRS           voice telephony in a            telephony of adequate         telephony, satellite
       TESTING AND        laboratory setting, including   quality and messaging         messaging service with at
       DEMONSTRATION      call set-up, satellite cross-   demonstrated using on-orbit   least 4 gateways, and ICRS
       PROGRAM            links, and hand-offs            satellites, multiple          fully functional
                          between satellites.  No         gateways, and fully
                          interconnection between the     functional ISUs and MTDs      Voice subscriber trials
                          engineering gateway and         (miniaturization not          commenced and working
                          PSTN is required.               required)                     satisfactorily

                          Early demonstration of          Link margin level tests       Simulations, updated as
                          messaging in a laboratory       completed for voice           appropriate with pertinent
                          setting, consisting of two      telephony and messaging,      test results, completed that
                          parts: (1) ability of an        and results comply with       demonstrate that the
                          engineering gateway to          specifications                IRIDIUM network as
                          accept and process                                            completed provides planned
                          messages up to the Message      ICRS demonstration of         level of capacity in
                          Termination Controller          roaming among IRIDIUM         accordance with the Iridium
                          interface; and (2) ability to   system, IS-41 and GSM         Business Plan.
                          deliver a simulated message     protocol networks using
                          from an on-orbit satellite to   signalling network
                          a prototype MTD.  Neither       simulators
                          of the above requires the
                          use of the Message
                          Termination Controller.

                          Simulations, updated as
                          appropriate with pertinent
                          test results, completed that
                          demonstrate that the
                          IRIDIUM network design
                          provides planned level of
                          capacity in accordance with
                          the Iridium Business Plan.






                              Annex A to Appendix 2

                                                               ATTACHMENT 3 to
                                                                 ANNEX A to
                                                                 APPENDIX 2


                      REGULATORY CONDITIONS PRECEDENT CHART



                                        STAGE 1  STAGE 2  STAGE 3   POST-COMMERCIAL
                                        -------  -------  -------   ---------------
                                                                    ACTIVATION STAGE
                                                                    ----------------


1.   PERCENTAGE OF IRIDIUM              33%       50%      66%         72.5%(1)
     BUSINESS PLAN REVENUES
     REPRESENTED BY
     JURISDICTIONS FOR
     WHICH L-BAND SPECTRUM
     LICENSES HAVE BEEN
     OBTAINED (OF WHICH COUNTRIES
     REPRESENTING AT LEAST
     75% OF SUCH REVENUES
     SHALL ALSO HAVE SERVICE PROVIDER
     AND/OR ROAMING AGREEMENTS IN
     PLACE)

2.   MINIMUM NUMBER OF                  20        50       75            85
     SERVICE PROVIDER
     AGREEMENTS

3.   MINIMUM NUMBER                     40        60       75            85
     OF ROAMING AGREEMENTS

4.   MINIMUM NUMBER                     40        60       75            85(2)
     OF COUNTRIES REPRESENTED
     BY SERVICE PROVIDER
     AND/OR ROAMING AGREEMENTS(3)

--------

(1) For Commercial Activation the Company will have commenced generally available services on the IRIDIUM System in at least a substantial portion of those countries whose revenues are used to satisfy this requirement.

(2) For purposes of satisfying this requirement for the Post-Commercial Activation Stage, with respect to each of the 85 countries the Company shall have obtained all necessary Government Approvals (including, but not limited to, L-band spectrum licenses) for commercial operation in such country and be able offering commercial services according to the minimum requirements of the service provider and/or roaming agreements for such country.


(3) For purposes of satisfying the requirement under item 4 above as to a minimum number of countries represented by service provider and/or roaming agreements, execution of satisfactory roaming agreements and service provider agreements (including, if then made available under such agreements, pricing terms) with "qualified" service providers (defined as PTTs, national cellular operators and other entities acceptable to the Administrative Agent) will be required, and for any country to be counted toward such requirement such

                                                                     (continued)


                              Annex A to Appendix 2

5.   MINIMUM  NUMBER OF NON-GATEWAY             0       25      50           60
     COUNTRIES FOR PSTN ACCESS


--------------
(...continued)
         agreement(s) for such country, collectively, are required to provide a "national" (i.e. covering at least 75% of such country's population) sales distribution for IRIDIUM services in that country.




                              Annex A to Appendix 2